                                FOURTH MODIFICATION
                                         OF
                                  CREDIT AGREEMENT


          This Fourth Modification of Credit Agreement ("Agreement") is made this ____ day of June, 1997, among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).


                                W I T N E S S E T H:

          IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and FNBB hereby covenant and agree as follows:

          .    RECITALS.  The following Recitals are true and correct as of the date of this Agreement:

               ()   The Borrower, FNBB and the Agent entered into that certain
     Credit Agreement dated as of October 23, 1996, and that certain First Modification of Credit Agreement dated November 19 1996, Second Modification of Credit Agreement dated December 24, 1996 and Third Modification of Credit Agreement dated January __, 1997 (the foregoing Credit Agreement, as modified, is referred to herein as "Credit Agreement").

               ()   The parties to the Credit Agreement wish to further amend
     and modify the Credit Agreement.

               ()   All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

          .    The Credit Agreement is hereby modified as follows:

               by substituting "$23,850,000" for "$24,800,000" in Section 10.1.

          .    The Effective Date of this Fourth Modification shall be as of
     March 31, 1997 so that, without limitation, compliance with all covenants contained in the Credit Agreement shall be determined from modifications contained herein.
                                         .    Except as modified hereby, the
     terms and conditions of the Credit Agreement shall remain in full force and effect and the Borrower hereby ratifies the terms and conditions thereof.

          .    This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

          IN WITNESS WHEREOF, the undersigned Borrower and Agent have hereunto caused this instrument to be executed by their duly authorized corporate officers and their seal to be affixed hereto as of the day and year first above written.


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                              THE ROTTLUND COMPANY, INC., a Minnesota
                              corporation



                              By:________________________________
                              Title:_____________________________


                                                             THE FIRST
                                   NATIONAL BANK OF BOSTON, a national
                                   banking association



                              By:________________________________
                                   KEVIN C. HAKE, Director


          The undersigned guarantors hereby agree to all modifications of the Credit Agreement and hereby ratify and reaffirm their respective Subsidiary Guaranty dated as of the day and year first above written.

                              NORTHCOAST MORTGAGE, INC.


                              By:_______________________________
                              Its:______________________________


                              ROTTLUND HOMES OF FLORIDA, INC.


                              By:_______________________________
                              Its:______________________________


                              ROTTLUND HOMES OF INDIANA, INC.


                              By:_______________________________
                              Its:______________________________


                                                             ROTTLUND
                                  HOMES OF INDIANA LIMITED PARTNERSHIP


                              By:_______________________________
                              Its:______________________________

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                              ROTTLUND HOMES OF IOWA, INC.


                              By:_______________________________
                              Its:______________________________


                              ROTTLUND HOMES OF NEW JERSEY


                              By:_______________________________
                              Its:______________________________